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Exhibit 1

STANDSTILL AGREEMENT

        This STANDSTILL AGREEMENT (the "Agreement") dated as of October 9, 2003 is by and between Aksys, Ltd. (the "Company") and Durus Life Sciences Master Fund, Ltd. ("Durus").

        WHEREAS, as of the date hereof, Durus owns 21,333,118 shares of the Company's common stock, par value $0.01 per share (the "Common Stock"), including, for these purposes, shares issuable upon the exercise of warrants.

        WHEREAS, the Company and Durus desire to enter into this Agreement in order to facilitate discussions regarding a possible resolution of issues associated with Durus' ownership of the Shares (as defined below).

        NOW THEREFORE, the parties hereto, in consideration of the representations, warranties, covenants and agreements contained herein and intending to be legally bound, hereby agree as follows:

        1.    Representations and Warranties of Durus.    Durus represents and warrants to the Company as follows:

        (a)   The execution, delivery and performance by Durus of this Agreement and the consummation by Durus of the transactions contemplated hereby are within its company powers and have been duly and validly authorized by all necessary company action on the part of Durus. This Agreement constitutes a legal, valid and binding agreement of Durus enforceable against Durus in accordance with its terms (i) except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally, including the effect of statutory and other laws regarding fraudulent conveyances and preferential transfers, and (ii) subject to the limitations imposed by general equitable principles (regardless of whether such enforceability is considered in a proceeding at law or in equity).

        (b)   Durus owns 21,333,118 shares of Common Stock including, for these purposes, shares issuable upon the exercise of warrants (the "Shares"), and, to Durus' actual knowledge, neither Durus nor any of its "Affiliates" or "Associates" (as such terms are defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended) owns any other securities of the Company. Notwithstanding the foregoing, the terms Affiliates and Associates shall not be deemed to include Artal Long Biotech Portfolio LLC for purposes of this Section 1(b).

        (c)   Durus has not acquired and does not hold the Shares with the purpose or intent of controlling the Company or changing or influencing the control or management of the Company, or in connection with or as a participant in any transaction having that purpose or intent.

        2.    Transfer and Acquisition Restrictions.    Durus covenants that, prior to the Transfer Restriction Termination Date (as defined below), it will not, directly or indirectly, (a) sell, distribute, pledge, hypothecate, assign, transfer or otherwise dispose of any of the Shares, or (b) acquire, offer to acquire or agree to acquire, by purchase or otherwise, beneficial ownership of any Common Stock or other securities of the Company, in each case, without the prior written consent of the Company, which consent may be withheld in the Company's sole discretion. For purposes of this Agreement, "Transfer Restriction Termination Date" means 21 days after either party to this Agreement receives written notice from the other party that such other party wishes to terminate the transfer restrictions contemplated by this Section 2.

        3.    Certification of Common Stock.

        (a)   Within 20 days after the execution of this Agreement, Durus, with the cooperation of the Company, shall take any and all actions necessary to cause all Common Stock it beneficially owns to be represented by physical certificates (the "Certificates").

        (b)   The Certificates shall be endorsed with a restrictive legend that shall read substantially as follows:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ARISING UNDER A STANDSTILL AGREEMENT, DATED AS OF OCTOBER 9, 2003, WHICH, AMONG OTHER THINGS, RESTRICTS THE TRANSFER THEREOF. A COPY OF SUCH AGREEMENT WILL BE PROVIDED TO THE HOLDER HEREOF WITHOUT CHARGE UPON RECEIPT BY THE COMPANY OF A WRITTEN REQUEST THEREFOR.

        (c)   Within 20 days after the execution of this Agreement, Durus shall physically deposit such Certificates with Schulte Roth & Zabel LLP, counsel to Durus, at Schulte Roth & Zabel's offices at 919 Third Avenue, New

York, New York, 10022. Prior to the Transfer Restriction Termination Date, Durus shall not remove the Certificates (nor cause or allow the Certificates to be removed) from the foregoing address without the prior written consent of the Company, which consent may be withheld in the Company's sole discretion.

        (d)   No later than 10 days prior to the Transfer Restriction Termination Date, the Company shall notify its transfer agent in writing that the restrictive legend shall be removed from any Shares promptly upon the written request of any holder thereof made on or after the Transfer Restriction Termination Date.

        4.    Miscellaneous.

        (a)    Enforcement.    Durus acknowledges and agrees that the Company would suffer irreparable harm if any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, the Company will be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically its provisions in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which the Company may be entitled at law or in equity. Nothing in this Agreement shall be deemed to limit or modify in any way the Company's ability to pursue any rights or remedies, whether at law or in equity, that it otherwise possesses with respect to Durus or any of its Associates or Affiliates.

        (b)    Entire Agreement.    This Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, whether written or oral are superseded by this Agreement.

        (c)    Severability.    In case any one or more of the provisions of this Agreement for any reason shall be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not effect any other provision of this Agreement, but this Agreement shall be construed as if such invalid, illegal, or unenforceable provision or provisions had never been contained herein.

        (d)    Amendment and Waiver.    No amendment or waiver of any provision of this Agreement shall be valid unless the same shall be in writing and signed by each of the parties.

        (e)    Headings.    Descriptive headings are for convenience only and will not control or affect the meaning or construction of any provision of this Agreement.

        (f)    Counterparts.    The parties may execute this Agreement in any number of counterparts (no one of which need contain the signatures of all parties), each of which shall be an original and all of which together shall constitute one and the same instrument.

        (g)    Notices.    All demands, notices, communications and reports provided for in this Agreement shall be in writing and shall be either sent by facsimile with confirmation to the number specified below or personally delivered or sent by reputable overnight courier service (delivery charges prepaid) to any party at the address specified below.

    If to the Company, to:

Aksys, Ltd. Two Marriott Drive Lincolnshire, IL 60069 Telecopy: (847) 229-2235
Attn:	Chief Executive Officer Chief Financial Officer

    with copies, which shall not constitute notice to the Company, to:

Kirkland & Ellis LLP 200 East Randolph Drive Chicago, IL 60601 Telecopy: (312) 861-2200
Attn:	Keith S. Crow, P.C.

    If to Durus:

Durus Life Sciences Master Fund, Ltd. c/o International Fund Services (Ireland) Limited 3rd Floor Bishops Square Redmonds Hill Dublin 2 Ireland

    with copies, which shall not constitute notice to Durus, to:

Schulte Roth & Zabel LLP 919 Third Avenue New York, New York 10022 Telecopy: (212) 593-5955
Attn:	Paul N. Roth, Esq.

        Any such demand, notice, communication or report shall be deemed to have been given pursuant to this Agreement when delivered personally, when confirmed if by facsimile or on the second business day after deposit with a reputable overnight courier service, as the case may be.

        (h)    Governing Law.    This Agreement shall be governed by and construed in accordance with the internal laws (without reference to choice or conflict of laws that would apply any other law) of the State of Delaware.

* * * * *

        IN WITNESS WHEREOF, the parties have executed this Standstill Agreement as of the date first written above.

AKSYS, LTD.
By:	/s/ WILLIAM C. DOW
	Name:	William C. Dow
	Title:	President and Chief Executive Officer
DURUS LIFE SCIENCES MASTER FUND, LTD.
By:	/s/ LESLIE L. LAKE
	Name:	Leslie L. Lake
	Title:	Director

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STANDSTILL AGREEMENT